                       ACCOUNT SECURITY AND CONTROL AGREEMENT


                                       AMONG


                            NORD RESOURCES CORPORATION,


                             THE CHASE MANHATTAN BANK,


                       COMMONWEALTH DEVELOPMENT CORPORATION,


           DEG - DEUTSCHE INVESTITIONS UND ENTWICKLUNGSGESELLSCHAFT MBH,


                      EXPORT-IMPORT BANK OF THE UNITED STATES,


                         INTERNATIONAL FINANCE CORPORATION,


                                        AND


                      OVERSEAS PRIVATE INVESTMENT CORPORATION


                              DATED AS OF MAY 15, 1998

                        ACCOUNT CONTROL AND SECURITY AGREEMENT


     ACCOUNT CONTROL AND SECURITY AGREEMENT, dated as of May 15, 1998 (this "AGREEMENT"), by and among NORD RESOURCES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "PLEDGOR"), THE CHASE MANHATTAN BANK, a New York State chartered bank, as securities intermediary (in such capacity, together with its successors and assigns, the "SECURITIES INTERMEDIARY"), the OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC"), COMMONWEALTH DEVELOPMENT CORPORATION ("CDC"), DEG - DEUTSCHE INVESTITIONS UND ENTWICKLUNGSGESELLSCHAFT MBH ("DEG"), EXPORT-IMPORT BANK OF THE UNITED STATES ("EX-IM"), and INTERNATIONAL FINANCE CORPORATION ("IFC" and together with OPIC, CDC, DEG and Ex-Im, the "BANKS").



                                PRELIMINARY STATEMENTS

     (1) The Banks and the Pledgor entered into a Pledge, Assignment and Security Agreement, dated as of February 28, 1996, as amended by a First Amendment to Pledge Assignment and Security Agreement dated March 31, 1998 (as the same may be further amended from time to time, the "PLEDGE AGREEMENT"), pursuant to which the Pledgor pledged and assigned to the Banks all of its right, title and interest in and to its rights to receive all but US$4,564,024.27 of amounts payable under or in connection with OPIC Contract of Insurance No. A628 and any extensions or renewals thereof or substitutions therefor (the "OPIC Contract"), entered into by and between OPIC, as insurer, and the Assignor, together with all proceeds thereof (collectively, the "Excess Proceeds") as security for the Pledgor's obligations under(i) its Guaranty dated as of February 28, 1996 (as the same may be amended from time to time, the "GUARANTY") made for the benefit of the Banks, and (ii) to the extent the Pledgor may have any obligations thereunder, the First Amendment and Restatement of Project Funds Agreement dated as of November 17, 1992, (the "PFA") among, INTER ALIA, the Pledgor and the Banks (the "LIABILITIES").

     (2) The Pledge Agreement provides, INTER ALIA, that, so long as no Default (as defined in the Pledge Agreement) shall have occurred and be continuing, the parties thereto will use best efforts to appoint a collateral agent to hold the Excess Proceeds on behalf of the Banks as security for the Liabilities.


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                                         -2-


     (3) Each of the Banks has entered into a waiver and amendment agreement dated as of May 15, 1998 (collectively, the "WAIVER AND AMENDMENT AGREEMENTS"), pursuant to which the Banks have agreed to reschedule, and to waive certain defaults with respect to, the payment obligations guaranteed under the Guaranty, and to apply a portion of the Excess Proceeds to such payment obligations.

     (4) It is a condition precedent to the effectiveness of the Waiver and Amendment Agreements that the Pledgor shall have made the pledge and assignment contemplated by this Agreement, which the Pledgor has agreed to do to induce the Banks to enter into such Waiver and Amendment Agreements.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Waiver and Amendment Agreements, the parties hereto hereby agree as follows:

     SECTION 1. ASSIGNMENT. The Pledgor hereby pledges and assigns to the Banks, and hereby grants to the Banks a security interest in, all of its right, title, and interest in and to the portion of the Excess Proceeds referenced to in Section 4 below together with all interest, dividends and other income thereon and proceeds thereof including, without limitation, the following, whether now owned or hereafter acquired (collectively, the "COLLATERAL"):

     (i) account no. E-00937, a non-interest bearing trust account maintained by the Pledgor with the Securities Intermediary pursuant to Section 15(e) (the "SECURITIES ACCOUNT"), and all funds (including, without limitation, that portion of the Excess Proceeds credited to such account as provided in
Section 4, and any other cash balances credited to such account), securities, certificates, instruments, investment property, and all other property and assets constituting financial assets from time to time held therein or required to be deposited therein by the Pledgor and all other rights of the Pledgor in and arising out of such account

     (ii) all assets of whatever type or kind (whether or not such asset is a Permitted Investment as hereinafter defined), placed or to be place in the Securities Account, including all securities, investment securities, instruments, accounts, general intangibles, contract rights, chattel paper, choses in action, deposit accounts, and certificates of deposit, and the certificates, certificates of deposit, or other instruments or documents (including depository receipts, if any) evidencing any of such assets, any investments made therewith, and all dividends, interest, cash, or other income on and all proceeds of any of the foregoing now owned or hereafter acquired by the Pledgor;

     (iii) all proceeds of any and all of the foregoing Collateral and all rights and privileges pertaining thereto (including, without limitation, any proceeds derived from the sale, conversion, exchange, exercise, payment, or liquidation


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                                         -3-


thereof, any funds or payments received from any reinvestment of such proceeds in whatever form the same may be, and proceeds which constitute property of the types described in clauses (i) and (ii) of this Section 1) and, to the extent not otherwise included, any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and cash.

     SECTION 2. SECURITY FOR OBLIGATIONS. The pledge, assignment, and grant in this Agreement is made by the Pledgor to the Banks to secure: (a) the payment in full when due of all obligations and liabilities, whether contingent or otherwise, of the Pledgor now or hereafter existing under the Guaranty and, to the extent the Pledgor may have any obligations thereunder, the PFA, whether for principal, interest, premium, indemnity amounts, fees, expenses, or otherwise, including, without limitation, all obligations of the Pledgor now or hereafter existing under this Agreement; (b) the performance by the Pledgor of all of its obligations and liabilities to the Banks under the Guaranty and, to the extent the Pledgor may have any obligations thereunder, the PFA; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) above, the reasonable expenses of retaking, holding, preparing for sale or lease, selling, or otherwise disposing of or realizing on the Collateral, together with attorneys' fees and court costs (all such obligations, liabilities, sums, and expenses of the Pledgor set forth in clauses (a) through (c) above being herein collectively called the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Pledgor to the Banks but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Pledgor.

     SECTION 3.  WAIVER.   The Pledgor hereby waives demand, notice, protest,
notice of acceptance of this Agreement, Collateral received or delivered, or other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of any of the Obligations for which any of the Collateral is pledged and all other demands and notices of any description, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of Collateral, or to the addition or release of any Person primarily or secondarily liable.

     SECTION 4. DELIVERY OF PLEDGED COLLATERAL. Pursuant to a notice delivered by the Banks to Overseas Private Investment Corporation, as insurer, (in such capacity, the "INSURER") in the form attached hereto as Exhibit A, Excess Proceeds in the amount of $5,513,046.56 shall be delivered by the Insurer to the Securities Intermediary to be held in the Securities Account for the benefit of the Banks as set forth herein. Upon receipt of such Excess Proceeds, the Securities Intermediary shall deliver to each of the Banks, with a copy to Nord, a receipt in the form attached hereto as Exhibit B acknowledging such deposit. All interest, dividends and other proceeds of the Collateral shall be deposited in or otherwise credited to the Securities Account by the Securities Intermediary. All certificates or instruments, if any, representing or evidencing the Collateral shall be held in the Securities Account by the Securities Intermediary and remain in its possession in the State of New York, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Banks.

     SECTION 5.  INVESTMENT OF COLLATERAL HELD IN SECURITIES ACCOUNT.

The Securities Intermediary shall invest all cash deposited or credited to the Securities Account (including without limitation, the Excess Proceeds and any interest, dividends or other proceeds of the Collateral deposited in or otherwise credited to the Securities Account pursuant to Section 4) in Dollar denominated investments, consisting of (A) securities that, at the date of investment, are direct obligations of, or obligations fully guaranteed or insured by, the United States or any agency or instrumentality of the United States having a maturity of not later than September 30, 1998, and (B) such other short-term, liquid investments considered to be of high-grade investment quality by the Pledgor as the Banks may approve in writing (any or all of such investments referred to herein as "PERMITTED INVESTMENTS") pursuant to written instruction from Pledgor or, after notice of default as provided in Section 11, from the Banks. The Excess Proceeds shall be invested initially as set forth on
Schedule 2 annexed hereto. All Permitted Investments shall be registered in the name of the Security Intermediary for the benefit of the Banks pursuant to this Agreement. The Banks irrevocably instruct the Securities Intermediary with respect to any Federal Book-Entry Securities constituting part of the Collateral, to continuously (a) maintain, or cause or direct to be maintained, such Collateral in the records of the Federal Reserve Bank of New York for the sole and exclusive account of the applicable securities intermediary, and
(b) identify, or cause or direct to be identified, on the books and records of the applicable securities intermediary for the sole and exclusive benefit of the Securities Intermediary and in the books and records of the Securities Intermediary as being the property of, or subject to a pledge and security interest in favor of, the Banks.

     SECTION 6.  DISPOSITION OF COLLATERAL HELD IN SECURITIES ACCOUNT.

     So long as no default shall have occurred and be continuing under the Guaranty, amounts shall be disbursed from the Securities Account as follow:

A Unless the Securities Intermediary has received contrary instructions from the Banks, the Securities Intermediary shall disburse from the Securities Account to each of the Banks on September 30, 1998, the respective amount set forth next to its name on the attached Exhibit C. The Banks agree to apply such amounts to the obligations of SRL guaranteed by the Pledgor under the Guaranty coming due on

     September 30, 1998 pursuant to the Waiver and Amendment Agreements. For purposes of such disbursement, the Excess Proceeds shall not constitute "Distribution Moneys" as such term is defined in the Security Sharing and Intercreditor Agreement dated as of November 17, 1993, among the Banks and Sierra Rutile Limited, a corporation organized and existing under the laws of Sierra Leone and indirectly 50% owned by the Pledgor ("SRL"). In the event the Collateral, after liquidation of all Permitted Investments, is not sufficient to make such payments in full on such date, each payment shall instead be made in proportion to Pro-Rata Share (as set forth on Exhibit C).

B In the event the Banks receive a notice of prepayment concerning the Obligations, the Banks agree, at the request of the Pledgor, to issue a notice of prepayment to the Securities Intermediary directing that the Securities Intermediary disburse to the Banks from the Securities Account on the prepayment date the amount specified by the Pledgor in its request to the Banks, and the Securities Intermediary shall disburse to each Bank a percentage of such amount equal to the respective percentage set forth next to its name on the attached Exhibit C (such percentage, its "PRO RATA SHARE").


C The Securities Intermediary shall take any other action with respect to disbursements from the Securities Account pursuant to written instructions from the Banks.


D Upon notice from the Banks that the Obligations have been paid in full, the Securities Intermediary shall disburse any balance remaining in the Securities Account to or at the direction of the Pledgor.


     SECTION 7. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

     (a) It has established the Securities Account with the Securities Intermediary.

     (b) The Collateral held by it or on its behalf shall be fully paid and nonassessable, and all documentary, stamp, or other taxes or fees that may be owing in connection with the issuance, transfer, and pledge thereof hereunder shall have been paid by it or on its behalf.

     (c) This Agreement creates a valid security interest in the Collateral purported to be pledged and assigned by the Pledgor hereunder securing the payment of the Obligations.

     (d) Each item of Collateral held in the Securities Account constitutes a "security entitlement" (as defined in Article 8 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")); all of such Collateral is located in the State of New York; the security interest created by this Agreement in the Securities Account and such Collateral is perfected under the UCC, and such security interest, as so perfected, is first priority.

     (e) The Pledgor is the legal and beneficial owner of and has good title to the Collateral purported to be pledged and assigned by it hereunder, free and clear of any lien thereon, other than the lien created under the Pledge Agreement . No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of the Banks relating to this Agreement.

     (f) The Permitted Investments, when deposited into the Securities Account, will constitute "financial assets", as defined in Article 8 of the UCC.

     (g) The Pledgor is not a party to any agreement with respect to the establishment, management, or operation of the Securities Account or investment of amounts deposited or held therein, except for this Agreement.

     (h) The Banks have sole "control" (as defined in Article 8 of the UCC) of the Securities Account and the financial assets held therein.

     (i) The Pledgor has neither (i) borrowed any money from, (ii) been extended any credit by, nor (iii) become otherwise obligated to pay any money to, the Securities Intermediary, other than the fees or expenses payable to the Securities Intermediary pursuant to Section 12(b).

     (j) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived;

     (k) This Agreement has been duly and validly authorized by the Pledgor, is binding and enforceable against the Pledgor in accordance with its terms, does not violate any provision of any law, rule, regulation, order, judgment or decree applicable to Pledgor, and no consent of any other party is necessary to accomplish the pledge, assignment and grant of security interest contemplated hereby

     (l) The Pledgor is now, and after execution and delivery of this Agreement will continue to be, solvent and no bankruptcy or insolvency proceedings are pending or contemplated by or against the Pledgor

     SECTION 8. FURTHER ASSURANCES. (a) The Pledgor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Banks may request, in order to perfect, protect, and preserve the pledge, assignment, and security interest granted or purported to be granted hereby or to enable the Banks to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will execute and file such assignments, certificates, supplemental writings, financing or (at the request of the Banks) continuation statements, or amendments thereto, and such other instruments or notices, and do all other acts and things, as may be necessary or desirable, or as the Banks may request, in order to evidence more fully and perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) The Pledgor hereby further authorizes the Banks to file one or more financing or continuation statements, and amendments thereto (any such financing or continuation statements or amendments to be delivered by the Pledgor to the Banks in form sufficient for filing and with instructions for filing thereof), relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Pledgor will furnish to the Banks from time to time, and no less than once every fiscal quarter of each Fiscal Year of the Pledgor, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Banks may reasonably request, all in reasonable detail.


     SECTION 9. COVENANTS. The Pledgor covenants and agrees that, so long as any of the Obligations shall remain unpaid, unless the Banks shall otherwise consent in writing, the Pledgor will:

     (a) not make any withdrawal from or direct that any payment be debited from the Securities Account other than as expressly permitted by this Agreement;

     (b) not permit any Person other than the Banks to have "control" (as defined in Article 8 of the UCC) of the Securities Account or any of the financial assets held therein, including, without limitation, as a result of the grant of a security interest in any such Securities Account or assets to the Chase Manhattan Bank or any other Person acting as securities intermediary with respect to such Securities Account and assets;

     (c) pay all documentary, stamp, registration, or other taxes or fees, if any, to which this Agreement may be subject or give rise, and to indemnify the Banks against any and all liabilities with respect to or resulting from any delay or omission on the part of the Pledgor to pay any such duties, taxes, or fees;

     (d) not (i) borrow any money from, (ii) allow any credit to be extended to it by, or (iii) become otherwise obligated to pay any money to, the Securities Intermediary, other than the fees or expenses payable to the Securities Intermediary pursuant to Section 12(b); and

     (e) not take any action in connection with the Collateral that would materially impair the value of the Collateral or that would impair the interest or rights of the Banks therein.

     SECTION 10. BANKS MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Banks, or any of them, may perform, or cause performance of, such agreement, and the expenses of the Banks incurred in connection therewith shall be payable by the Pledgor under Section 12(b).


     SECTION 11. REMEDIES. If any default under the Guaranty shall have occurred and be continuing:

     (a) The Banks, and each of them, shall be entitled to exercise all of the rights, powers and remedies (whether vested in them by this Agreement, by law, in equity, by statute or otherwise), to the maximum extent permitted by applicable law, for the protection and enforcement of their rights in respect of the Collateral, and to exercise the following rights to the maximum extent permitted by applicable law:

            (i) to have and exercise all of the rights and remedies with respect to the Collateral of a pledgeholder or a secured party under the UCC, and such additional rights and remedies to which a pledgeholder or secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right to exercise all powers of ownership pertaining to the Collateral (whether or not transferred into the name of the Banks) as if the Banks were the sole and absolute owner thereof;

            (ii) to direct the Securities Intermediary to transfer such Bank's Pro Rata Share of the Collateral from the Securities Account to, or to the account of, such Bank. Upon receipt of any such instruction from any Bank, the Securities Intermediary shall notify each other Bank thereof, and shall transfer to such Bank its Pro Rata Share of the Collateral in accordance with wiring instructions delivered by such Bank to the Securities Intermediary. Upon any such transfer to a

Bank, such Bank's Pro Rata Share of the Collateral shall be reduced to zero, and the Pro Rata Shares of the other Banks with respect to the remaining Collateral shall be adjusted accordingly.


     SECTION 12.  CONCERNING THE SECURITIES INTERMEDIARY.

     (a) POWERS OF THE SECURITIES INTERMEDIARY. The Pledgor and each of the Banks hereby designates and appoints The Chase Manhattan Bank as Securities Intermediary and agrees that the Securities Intermediary shall exercise such powers under this Agreement as are delegated to the Securities Intermediary by the terms hereof. The Chase Manhattan Bank hereby agrees to act as Securities Intermediary upon the express terms and conditions contained in this Agreement.

     (b)    COMPENSATION AND REIMBURSEMENT OF SECURITIES INTERMEDIARY.  (i)
The Pledgor upon execution hereof shall pay the Securities Intermediary the fees payable pursuant to Schedule I hereto.

            (ii) The Pledgor shall reimburse the Securities Intermediary upon request for all expenses, disbursements, and advances incurred or made by the Securities Intermediary in implementing any of the provisions of this Agreement, including, without limitation, compensation and the expenses and disbursements of its counsel and agents, except any such expense, disbursement, or advance as may arise from its gross negligence or willful misconduct.

            (iii) The Securities Intermediary shall promptly notify the Banks of any failure by the Pledgor to pay the Securities Intermediary for any fees and expenses due and payable to the Securities Intermediary pursuant to this
Section 12(b).

     (c) SECURITIES INTERMEDIARY'S WAIVER OF LIEN ON COLLATERAL. The Securities Intermediary hereby waives any Lien, any right of setoff, and any other claim or right that it may have against or on the Collateral, including, without limitation the Securities Account, express or implied, statutory or otherwise.

     (d) RESPONSIBILITIES OF THE SECURITIES INTERMEDIARY. (i) The Securities Intermediary shall exercise the same degree of care toward the Collateral as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement.

            (ii) The Securities Intermediary shall be obligated to perform only such duties as are expressly set forth in this Agreement. No implied covenants or obligations shall be inferred from this Agreement against the Securities Intermediary, nor shall the Securities Intermediary be bound by the provisions of any other agreement.

            (iii) The Securities Intermediary shall not be liable hereunder except for its own gross negligence or willful misconduct and the Pledgor agrees to indemnify the Securities Intermediary and any predecessor securities intermediary for and hold it harmless as to any and all documented loss, liability, claim, damage, or expense, including, without limitation, taxes other than taxes based on the income of the Securities Intermediary and reasonable attorney's fees and expenses, incurred without gross negligence or willful misconduct on the part of the Securities Intermediary and arising out of or in connection with the Securities Intermediary's duties under this Agreement. Anything in this agreement to the contrary notwithstanding, in no event shall the Securities Intermediary be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Securities Intermediary has been advised of the likelihood of such loss or damage and regardless of the form of action. Specifically and without limiting the foregoing, the Securities Intermediary shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any Collateral held by it hereunder, including, without limitation, any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of income incident to any such delay. The Securities Intermediary shall have the right to liquidate any investments held, in order to provide funds necessary to make required payments under this Agreement. The Securities Intermediary in its capacity as agent hereunder shall not have any liability for any loss sustained as a result of any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Securities Intermediary instructions to invest or reinvest fund or any earnings thereon.

            (iv) In no event shall the Securities Intermediary be liable (A) for acting in accordance with entitlement orders or other instructions, directions, or requests from the Banks or (B) for special or consequential damages.

            (v) The Securities Intermediary shall be entitled to conclusively rely upon any order, judgment, certification, instruction, notice, opinion, or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Securities Intermediary may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

            (vi) At any time the Securities Intermediary may request in writing an instruction in writing from the Banks, the Securities Intermediary may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Securities Intermediary shall not be liable for acting without the Banks' consent in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least two (2) Business Days after the Banks receive the Securities Intermediary's request for instructions and its proposed course of action, and provided further that, prior to so acting, the Securities Intermediary has not received the written instructions requested.

            (vii) The Securities Intermediary does not have any interest in the Collateral deposited hereunder but is serving only as securities intermediary under the Securities Account and has only possession thereof.

            (viii) The Securities Intermediary makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

            (ix) The Securities Intermediary shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property and assets deposited hereunder.

            (x) No provision of this Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, hereunder.

            (xi) For purposes of the duties of the Securities Intermediary hereunder a default shall occur or be deemed to occur when the Securities Intermediary shall have received a written notice from any Bank so stating.

            (xii) The provisions of this Section 12 shall survive termination of this Agreement and/or the closing of the Securities Account by the Securities Intermediary.

     (e) THE SECURITIES ACCOUNT. (1) The Securities Intermediary has established the Securities Account for the benefit of the Banks pursuant to this Agreement. The Securities Intermediary has styled the Securities Account to read: "The Chase Manhattan Bank, as Securities Intermediary under the Account Control And Security Agreement, dated as of May 15, 1998, by and among for Nord Resources Corporation, the Overseas Private Investment Corporation, Commonwealth Development Corporation, DEG - Deutsche Investitions Und Entwicklungsgesellschaft Mbh, Export-Import Bank of the United States, and

International Finance Corporation, Collateral Account." The Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Banks and notice to the Pledgor. The Securities Intermediary shall maintain the Securities Account and shall not terminate or close the Securities Account without the prior written consent of the Banks and notice to the Pledgor, except as provided in Section 12(f). The Securities Account shall at all times (A) be maintained at an office of the Securities Intermediary located in the State of New York, which office shall be identified on the account statements pertaining to the Securities Account, and (B) be in the exclusive possession of, and under the exclusive dominion and control of, the Securities Intermediary acting pursuant to the terms of this Agreement or otherwise at the direction of the Banks. The Securities Intermediary shall provide to the Banks (1) copies of all account statements, confirmations, and other correspondence relating to the Securities Account that is provided to the Pledgor, (2) a monthly report of all of the financial assets held in, and transactions in connection with, the Securities Account, and (3) any other reports or other correspondence that the Banks, or any of them, may reasonably request.

            (ii) The Securities Intermediary agrees to accept all funds, securities, instruments, investment property, financial assets, and other property and assets, including, without limitation, the Excess Proceeds (or any portion thereof), constituting Collateral to be delivered by or on behalf of the Pledgor to the Securities Intermediary pursuant to Section 4, and promptly to deposit all such Collateral into the Securities Account. Any and all Collateral delivered to the Securities Intermediary to be held in the Securities Account and the Pledgor's rights to such Collateral shall be subject to the terms of this Agreement without any further documentation. The Pledgor irrevocably directs the Securities Intermediary to make all notations in the Securities Intermediary's records pertaining to the Securities Account that are necessary or appropriate to reflect the security interest granted hereunder to the Banks.

            (iii) The Securities Intermediary shall hold the Securities Account during the term of this Agreement as a securities intermediary for such account, and shall treat the funds, securities, instruments, investment property, financial assets, and other property and assets, including, without limitation, the Excess Proceeds, constituting Collateral, and all rights related thereto, now or hereafter deposited in or credited to the Securities Account as financial assets, pledged by the Pledgor to the Banks. The Securities Intermediary agrees to hold such Collateral in the State of New York, including, without limitation, the Excess Proceeds (including, without limitation, any free credit balances), for the benefit of the Banks. All amounts held in the Securities Account shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Pledgor until applied as provided in this Agreement.

            (iv) The Securities Intermediary hereby unconditionally agrees, and the other parties hereto acknowledge and agree, that (A) the Securities Intermediary will comply with any and ALL WRITTEN INSTRUCTIONS (each being an "entitlement order" as defined in Art. 8 of the UCC and notification communicated to the Securities Intermediary directing transfer, investment or redemption of any financial asset in, or the withdrawal of any financial asset from, the Securities Account) and other instructions originated by the Banks with respect to the Securities Account (or the financial assets deposited therein or credited thereto) without further consent by the Pledgor and notwithstanding any contrary instructions to the Securities Intermediary from the Pledgor, and (B) the Pledgor shall have only such rights to transfer, invest, redeem or withdraw such financial assets as specifically provided in a written instruction by the Banks to the Securities Intermediary.

            (v) The Securities Intermediary represents, warrants and covenants as follows: (A) the Securities Account has been established by the Securities Intermediary for the Pledgor and is subject to this Agreement; (B) Securities Intermediary will not take any action with regard to the Securities Account or the Collateral except in accordance with this Agreement (C) the Securities Intermediary hereby agrees that all items of income (including, without limitation, dividends, interest and other distributions on the financial assets contained in the Securities Account), gain, expense, and loss recognized in the Securities Account shall be reported by the Securities Intermediary in the name and under the tax identification number of the Pledgor; (D) The Chase Manhattan Bank, acting solely in its capacity as Securities Intermediary under this Agreement, has not extended, and agrees that it will not extend, any credit to the Pledgor; (E) the Securities Intermediary shall at all times maintain an office located in the State of New York; (F) it is a bank which regularly accepts in the ordinary course of its business securities of the same type as the Collateral as a custodial service for customers and maintains in the State of New York securities accounts for its customers and will be acting in such capacity at all times hereunder; (G) it will maintain its offices and books and records with respect to its securities accounts in the State of New York; (H) it will not be a "clearing corporation" as defined in Section 8-102(3) of the UCC; and (I) it will at all times maintain a book-entry account with the Federal Reserve Bank of New York.

     (f) CLOSING OF SECURITIES ACCOUNT. (i) The Securities Intermediary may resign or close the Securities Account at any time by giving at least 60 days' written notice to the Pledgor and the Banks. The Banks may enter into an agreement with a successor securities intermediary during such notice period, at which time the Securities Intermediary shall keep the Securities Account open and hold all of the Collateral deposited therein or credited thereto, pending distribution to such successor, until all fees owed to the Securities Intermediary pursuant to the provisions of Section 12(b) are paid.

            (ii) The Banks may cause the Securities Account to be closed upon written notice to the Securities Intermediary signed by the Banks. Such closing shall take effect upon delivery of the Collateral then in the possession of the Securities Intermediary or maintained in its name to a successor securities intermediary designated in writing by the Banks, or directly to the Banks in accordance with their Pro Rata Shares, and the Securities Intermediary shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith. The Securities Intermediary shall deliver the Collateral without unreasonable delay after receiving the Banks' notice.

            (iii)   Upon termination of this Agreement pursuant to Section 16
(a), but subject to the provisions of Section 16 (b), the Securities Intermediary promptly shall turn over all Collateral then in its possession or maintained in its name to the Pledgor and cause the Securities Account to be closed.

     SECTION 13. CERTAIN RIGHTS, POWERS AND REMEDIES. The rights, powers and remedies of the Banks hereunder are in addition to all rights, powers and remedies given by applicable law, the Guaranty, or any other document or agreement. The exercise by the Banks or any of them of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of setoff, or rights under any other document or agreement, and, in like manner, the exercise by the Banks, or any of them, of any right, power or remedy under applicable law or another document or agreement shall not diminish or otherwise affect their rights, powers and remedies hereunder.

     SECTION 14. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Banks, the Pledgor, and the Securities Intermediary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 15. ADDRESSES FOR NOTICES. Each notice, demand, report, or other communication to any party hereof relating to this Agreement shall be in writing, shall be hand-delivered or sent by mail (postage prepaid), air courier, or facsimile transmission (with a copy by mail to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when received, in each case to the address for such party on Schedule 3 attached hereto, or to such other address or number as such party shall have last specified by written notice to the other parties.

     SECTION 16. CONTINUING PLEDGE, ASSIGNMENT, AND SECURITY INTEREST; TERMINATION. (a) This Agreement shall create a continuing pledge and assignment of, and security interest in, the Collateral and shall remain in full force and effect until the Obligations shall have been indefeasibly paid in full in Dollars and (ii) be binding upon the Pledgor, its successors and permitted assigns. Upon the indefeasible payment in full in Dollars of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Banks will, at the Pledgor's expense, execute and deliver to the Pledgor and the Securities Intermediary such documents as the Pledgor and Securities Intermediary shall reasonably request to evidence such termination.

     (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, other law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Banks, and the Banks' security interest, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to this Section 16.

     (c) The provisions of Section 16(b) shall survive any termination of this Agreement.

     SECTION 17. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW OTHER THAN AS PROVIDED IN SECTION 9-103 OF THE UCC. UNLESS OTHERWISE DEFINED HEREIN OR IN THE FINANCE AGREEMENT, TERMS DEFINED IN ARTICLE 8 OR 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     SECTION 18. WAIVER OF JURY TRIAL. THE PLEDGOR, THE SECURITIES INTERMEDIARY, AND THE BANKS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM ESTABLISHED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT ENTERED INTO IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 19. JURISDICTION AND CONSENT TO SUIT (a) Without prejudice to any Bank's right to bring suit in any appropriate domestic or foreign jurisdiction, any proceeding to enforce this Agreement may be brought by any Bank in any state or federal court of competent jurisdiction of the County of New York, the State of

New York, or in any other jurisdiction where the Pledgor or any property of the Pledgor may be found. The Pledgor hereby irrevocably waives any present or future objection to any such venue, and irrevocably and unconditionally consents and submits, for itself and in respect of any of its property, to the nonexclusive jurisdiction of any such court. Final judgment against the Pledgor in any action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its obligations.

     (b) The Pledgor irrevocably designate and appoint Spitzer & Feldman PC as agent for service of process in the State of New York as its authorized agent to receive, accept, and acknowledge on its behalf service of process in any proceeding and has provided the Banks and the Securities Intermediary with evidence of the prepayment in full of the fees of such agent. The Pledgor agrees that service of process, writ, judgment, or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon it. The Pledgor shall maintain such appointment (or that of a successor satisfactory to the Banks) continuously in effect at all times while the Pledgor is obligated under this Agreement. Nothing herein shall affect any Bank's right to serve process in any other manner permitted by applicable law.

     SECTION 20.  MISCELLANEOUS

     (a) The Securities Intermediary shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Securities Intermediary's willful misconduct was the primary cause of any loss to the parties hereto. In the administration of the account hereunder, the Securities Intermediary may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may, consult with counsel, accountants and other skilled persons to be selected and retained by it. The Securities Intermediary shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     (b) Each party hereto, except the Securities Intermediary, shall, in the notice section of this agreement, provide the Securities Intermediary with their Tax Identification Number (TIN), if any, as assigned by the Internal Revenue Service. All interest or other income earned under the Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

     (c) The Securities Intermediary shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

     (d) In the event that the Securities Intermediary shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

            (ii) In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Securities Intermediary is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Securities Intermediary may rely upon the confirmations of anyone purporting to be the persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Securities Intermediary. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

            (ii) It is understood that the Securities Intermediary in any funds transfer to or for the benefit of a Bank or the Pledgor hereunder may rely solely upon any account numbers or similar identifying number provided by such party to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Securities Intermediary may apply any of the Collateral for any payment order it executes using any such identifying number, even where its use may result in a person other than the Bank being paid, or the transfer of funds to a bank other than the Ban's bank, or an intermediary bank designated.

     SECTION 21. SEVERABILITY. If any provision of this Agreement is prohibited or held to be invalid, illegal or unenforceable in any jurisdiction, the parties hereto agree, to the fullest extent permitted by law, that (i) the validity, legality and enforceability of the other provisions in such jurisdiction shall not be affected or impaired thereby and (ii) any such prohibition, invalidity, illegality or unenforceability shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

     SECTION 22. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, PROVIDED that the Pledgor shall not, without the Banks' prior written consent, assign or delegate all or any part of its interests or obligations herein or hereunder.

     SECTION 23. DESCRIPTIVE HEADINGS. The headings in this Agreement are for the purpose of reference only and do not limit or affect its meaning.

     SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile copies hereof shall be deemed to be originals for all purposes hereunder.




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

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered on its behalf by its duly authorized representative as of the date first above written.